SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 April 28, 2003


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                0-25400                 75-2421746
         -----------             ---------               -----------
       (State or other         (Commission             (I.R.S. Employer
       jurisdiction of         File Number)           Identification No.)
       incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of business acquired

             Not applicable

        (b)  Pro forma financial information

             Not applicable

        (c)  Exhibits

             99.1   Press Release dated April 28, 2003.

Item 9. Regulation  FD  Disclosure  (Information  Being  Furnished  Under
        Item 12--Results  of  Operations  and Financial Condition)

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On April 28, 2003, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, providing an update on operations, financial conditions and fourth quarter results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DAISYTEK INTERNATIONAL CORPORATION


                                           By: /s/ JOHN D. KEARNEY, SR.
                                              ----------------------------------
                                              John D. Kearney, Sr.
                                              Acting Chief Financial Officer

Dated:  April 29, 2003


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                                Index to Exhibits


           Exhibit
           Number              Description
           -------             -----------

           99.1                Press Release dated April 28, 2003.